Exhibit 99.2

FOR IMMEDIATE RELEASE

Citrix to be Acquired by Affiliates of Vista Equity Partners and Evergreen Coast Capital for $16.5 Billion

Citrix shareholders to receive a 30% premium to Citrix’s unaffected price

Acquisition will take Citrix private, allowing company to accelerate its SaaS transformation, increase investment, and expand platform for secure hybrid work

Citrix to combine with Vista portfolio company TIBCO Software to create global digital workspace and data analytics leader

FORT LAUDERDALE, Fla. – Jan. 31, 2022 – Citrix Systems, Inc. (NASDAQ: CTXS) (“Citrix”), today announced that it has entered into a definitive agreement under which affiliates of Vista Equity Partners (“Vista”), a leading global investment firm focused exclusively on enterprise software, data and technology-enabled businesses, and Evergreen Coast Capital Corporation (“Evergreen”), an affiliate of Elliott Investment Management L.P. (“Elliott”), will acquire Citrix in an all-cash transaction valued at $16.5 billion, including the assumption of Citrix debt.

Under the terms of the agreement, Citrix shareholders will receive $104.00 in cash per share. The per share purchase price represents a premium of 30 percent over the Company’s unaffected 5-day VWAP as of December 7, 2021, the last trading day before market speculation regarding a potential transaction, and a premium of 24 percent over the closing price on December 20, 2021, the last trading day prior to media reports regarding a potential bid from Vista and Evergreen.

In connection with the transaction, Vista and Evergreen intend to combine Citrix and TIBCO Software (“TIBCO”), one of Vista’s portfolio companies. TIBCO is a global leader in enterprise data management, empowering its customers to connect, unify, and confidently predict business outcomes. The combination brings together Citrix’s secure digital workspace and application delivery suite with TIBCO’s real-time intelligent data and analytics capabilities to empower customers and users with the secure application and information access and insights they need to accelerate digital transformation and navigate the hybrid workplace.

The union will create one of the world’s largest software providers, serving 400,000 customers, including 98 percent of the Fortune 500, with 100 million users in 100 countries. Further, it will accelerate Citrix’s defined growth strategy and SaaS transition. The combined company will be positioned to provide complete, secure and optimized infrastructure for enterprise application and desktop delivery and data management to advance hybrid cloud IT strategies and meet the needs of the modern enterprise.

“Over the past three decades, Citrix has established itself as the clear leader in secure hybrid work. Our market-leading platform provides secure and reliable access to all of the applications and information employees need to get work done, wherever it needs to get done. By combining with TIBCO, we will expand this platform and the outcomes our customers achieve,” said Bob Calderoni, Chair of the Citrix Board of Directors and Interim Chief Executive Officer and President. “Together with TIBCO, we will be able to operate with greater scale and provide a larger customer base with a broader range of solutions to accelerate their digital transformations and enable them to deliver the future of hybrid work. As a private company, we will have increased financial and strategic flexibility to invest in high-growth opportunities, such as DaaS, and accelerate its ongoing cloud transition.”

“Today’s announcement is the culmination of a strategic review process conducted over five months, including extensive outreach to both potential financial and strategic buyers,” continued Calderoni. “This transaction provides our shareholders with significant immediate cash value. Moreover, this investment by Vista and Evergreen is a testament to the value Citrix has created and the reputation our team has built.”

Added Dan Streetman, CEO of TIBCO, “There has never been a better time to be in the business of connected intelligent analytics, and we’re thrilled to bring our industry-leading solutions to Citrix’s global customers. The workplace has changed forever, and companies everywhere will require real-time access to faster, smarter insights from the increasingly large volumes of data available to them, their employees, and their ecosystems. I couldn’t be more excited about our combined vision and look forward to a strong partnership.”

“We have always viewed Citrix as a true technology pioneer, building and defining so many categories that have changed the landscape of the industry,” said Monti Saroya, Co-Head of Vista’s Flagship Fund and Senior Managing Director. “As a private company, Citrix will have access to additional resources and support, as well as more flexibility to take advantage of strong secular tailwinds with trends supporting modern and secure remote hybrid work to serve the combined customer base and invest in high growth markets.”

“Citrix and TIBCO provide mission-critical software and services to many the world’s most successful businesses, and we see tremendous value in combining their respective world-class offerings to help companies gather insight from the growing volumes of data generated by the hybrid work economy. Both businesses have now completed transitions to approximately 90% recurring revenue, poising the go-forward combined business to drive future growth,” said John Stalder, Managing Director at Vista. “We look forward to partnering with Evergreen and the Citrix and TIBCO teams to ensure this is a seamless transition for all stakeholders.”

“We have long appreciated the mission-critical role that Citrix plays in keeping workforces connected,” said Managing Partner Jesse Cohn and Senior Portfolio Manager Jason Genrich on behalf of Evergreen and Elliott. “Having first invested in Citrix more than six years ago, we have a deep understanding of its unique strengths and significant potential as a private company. We look forward to partnering with Vista and working closely with Citrix’s management team and its talented employees to expand its capabilities and help drive its next phase of growth.”

Terms of the Transaction

The transaction, which has been unanimously approved by the members of the Citrix Board of Directors voting on the matter, is expected to close mid-year, subject to customary closing conditions, including approval by Citrix shareholders and receipt of regulatory approvals. The transaction is not subject to a financing condition. Upon completion of the transaction, Citrix’s shares will no longer trade on the Nasdaq, and Citrix will become a private company. Citrix will continue to operate under the Citrix name and brand, and will remain headquartered in Fort Lauderdale, FL.

Elliott and certain of its affiliates, which hold an approximately 12% interest in Citrix through a combination of outstanding shares of Citrix common stock and derivatives, have entered into a voting agreement with Citrix, pursuant to which they have agreed, among other things, to vote their shares of Citrix common stock in favor of the transaction.

Fourth Quarter and Fiscal Year 2021 Financial Results

In a separate press release, Citrix today announced its financial results for the fourth quarter and fiscal year ended December 31, 2021, which is accessible by visiting the Investor Relations section of the Citrix corporate website at http://www.citrix.com/investors. In light of the announced transaction with Vista and Evergreen, Citrix will not hold an earnings conference call.

Advisors

Qatalyst Partners is serving as financial advisor to Citrix, and Goodwin Procter LLP is acting as legal counsel.

BofA Securities, Barclays, Citi, Credit Suisse, Goldman Sachs & Co. LLC, Lazard and Mizuho Securities USA LLC, are serving as financial advisors to Vista and Evergreen. Kirkland & Ellis LLP is acting as legal counsel for Vista and TIBCO, and Gibson, Dunn & Crutcher LLP and Debevoise & Plimpton LLP are acting as legal counsel for Evergreen.

About Citrix

Citrix (NASDAQ: CTXS) builds the secure, unified digital workspace technology that helps organizations unlock human potential and deliver a consistent workspace experience wherever work needs to get done. With Citrix, users get a seamless work experience and IT has a unified platform to secure, manage, and monitor diverse technologies in complex cloud environments.

About Vista Equity Partners

Vista is a leading global investment firm with more than $86 billion in assets under management as of September 30, 2021. The firm exclusively invests in enterprise software, data and technology-enabled organizations across private equity, permanent capital, credit, and public equity strategies, bringing an approach that prioritizes creating enduring market value for the benefit of its global ecosystem of investors, companies, customers and employees. Vista’s investments are anchored by a sizable long-term capital base, experience in structuring technology-oriented transactions and proven, flexible management techniques that drive sustainable growth. Vista believes the transformative power of technology is the key to an even better future – a healthier planet, a smarter economy, a diverse and inclusive community and a broader path to prosperity. Further information is available at vistaequitypartners.com. Follow Vista on LinkedIn, @Vista Equity Partners, and on Twitter, @Vista_Equity.

About Elliott and Evergreen

Elliott Investment Management L.P. manages approximately $51.5 billion of assets. Its flagship fund, Elliott Associates, L.P., was founded in 1977, making it one of the oldest funds under continuous management. The Elliott funds’ investors include pension plans, sovereign wealth funds, endowments, foundations, funds-of-funds, high net worth individuals and families, and employees of the firm. Evergreen Coast Capital Corp. is Elliott’s Menlo Park affiliate, which focuses on technology investing.

About TIBCO

TIBCO Software Inc. unlocks the potential of real-time data for making faster, smarter decisions. Our Connected Intelligence platform seamlessly connects any application or data source; intelligently unifies data for greater access, trust, and control; and confidently predicts outcomes in real time and at scale. Learn how solutions to our customers’ most critical business challenges are made possible by TIBCO at www.tibco.com.

Additional Information and Where to Find It

This communication has been prepared in respect of the proposed transaction involving Citrix and affiliates of Vista and Elliott, and may be deemed to be soliciting material relating to the transaction. In connection with the transaction, Citrix will file a proxy statement on Schedule 14A relating to a special meeting of its stockholders with the Securities and Exchange Commission (SEC). Additionally, Citrix may file other relevant materials in connection with the transaction with the SEC. Investors and securityholders of Citrix are urged to read carefully and in their entirety the proxy statement and any other relevant materials filed or that will be filed with the SEC when they become available because they contain or will contain important information about the transaction and related matters. The definitive proxy statement will be filed with the SEC and mailed or otherwise made available to Citrix securityholders. Investors and securityholders will be able to obtain a copy of the proxy statement, as well as other filings containing information about the transaction that are filed by Citrix with the SEC, free of charge on EDGAR at www.sec.gov or on the investor relations page of Citrix’s website at www.investors.citrix.com.

Participants in the Solicitation

Citrix and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Citrix in respect of the transaction. Information about Citrix’s directors and executive officers is set forth in the proxy statement for Citrix’s 2021 Annual Meeting of Stockholders, which was filed with the SEC on April 16, 2021. Other information regarding the participants in the proxy solicitation and a description of their interests will be contained in the proxy statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Safe Harbor for Forward-Looking Statements

Certain statements contained in this communication may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words “predicts,” “plans,” “expects,” “anticipates,” “believes,” “goal,” “target,” “estimate,” “potential,” “may,” “might,” “could,” “see,” “seek,” “forecast,” and similar words. Forward-looking statements are based on Citrix’s current plans and expectations and involve risks and uncertainties which are, in many instances, beyond Citrix’s control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include, among others: (i) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; (ii) the failure to obtain approval of the proposed transaction by Citrix stockholders; (iii) the failure to obtain certain required regulatory approvals to the completion of the proposed transaction or the failure to satisfy any of the other conditions to the completion of the proposed transaction; (iv) any difficulties of Vista or Elliott in financing the transaction as a result of uncertainty or adverse developments in the debt or equity capital markets or otherwise; (v) the effect of the announcement of the proposed transaction on the ability of Citrix to retain and hire key personnel and maintain relationships with its key business partners and customers, and others with whom it does business, or on its operating results and businesses generally; (vi) the response of competitors to the proposed transaction; (vii) risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; (viii) the ability to meet expectations regarding the timing and completion of the proposed transaction; (ix) significant costs associated with the proposed transaction; (x) potential litigation relating to the proposed transaction; (xi) restrictions during the pendency of the proposed transaction that may impact Citrix’s ability to pursue certain business opportunities; and (xii) the other risks, uncertainties and factors detailed in Citrix’s filings with the SEC. As a result of such risks, uncertainties and factors, Citrix’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. Citrix is providing the information in this communication as of this date and assumes no obligations to update the information included in this communication or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

For Citrix:

For media inquiries, contact:

Karen Master, Citrix Systems, Inc.

(216) 396-4683 or karen.master@citrix.com

For investor inquiries, contact:

Traci Tsuchiguchi, Citrix Systems, Inc.

(408) 790-8467 or traci.tsuchiguchi@citrix.com

For Vista media inquiries, contact:

Brian W. Steel, Vista Equity Partners

media@vistaequitypartners.com

+1-512-730-2400

For Elliott and Evergreen media inquiries, contact:

Stephen Spruiell, Elliott Investment Management, L.P.

(212) 478-2017 or sspruiell@elliottmgmt.com

For TIBCO media inquiries, contact:

Lindsey Torres, TIBCO Software Inc.

(650) 846-8862

lashjian@tibco.com